EXHIBIT 10.15


                         BIOSPECIFICS TECHNOLOGIES CORP.

                             2001 STOCK OPTION PLAN

          1. Name and Purpose. The purpose of this Plan, which shall be known as the "BioSpecifics Technologies Corp. 2001 Stock Option Plan" (the "Plan"), is to advance the interests of BioSpecifics Technologies Corp. (the "Company") by providing a material incentive for the continued services of those key employees, independent agents, consultants, attorneys and directors of the Company or its Subsidiaries who have made significant contributions toward the Company's success and development, by encouraging those key employees, independent agents, consultants, attorneys and directors to increase their proprietary interest in the Company and by attracting new, able executives to employment with the Company or its Subsidiaries. It is intended that this purpose be achieved through the grant of Qualified Incentive Stock Options and Non-Qualified Stock Options (as each term is hereinafter defined) to such individuals.

          2. Definitions. For purposes of this Plan, the following terms, when capitalized, shall have the meanings designated herein unless a different meaning is plainly required by the context.

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Change in Capitalization" means an increase or reduction in the number of Common Shares, any change (including, but not limited to, a change in value) in the Common Shares or exchange of Common Shares for a different number or kind of shares or other securities of the Company or another entity, in either case, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or other similar transaction.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (d) "Committee" shall mean a committee consisting of the entire board of directors of the Company or at least two directors of the Company, each of whom shall be a "non-employee" director within the meaning of Rule 16b-3 promulgated under the Exchange Act; provided, however that to the extent necessary for any grant of an Option intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two directors of the Company each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

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               (e) "Common Shares" shall mean the shares of the Company's common stock, par value $.001 per share.

               (f) "Consultant" shall mean any independent agent, consultant or attorney to or for the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               (g) "Effective Date" shall be the date that the Plan is approved by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

               (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (i) "Fair Market Value" on any date means the closing sales prices of the Common Shares on such date on the principal national securities exchange on which such Common Shares are listed or admitted to trading, or, if such Common Shares are not so listed or admitted to trading, the average of the per Common Share closing bid price and per Common Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Common Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of a Qualified Incentive Stock Option, in accordance with Section 422 of the Code.

               (j) "Key Employee" shall mean any employee of the Company or a Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               (k) "Non-Qualified Stock Options" shall mean those options granted by the Company pursuant to this Plan which are not Qualified Incentive Stock Options.

               (l) "Option" means a Non-Qualified Stock Option, a Qualified Incentive Stock Option or any or all of them.

               (m) "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

               (n) "Participant" shall mean a Key Employee, Participating Director or Consultant selected by the Board to receive options, whether Qualified Incentive Stock Options or Non-Qualified Stock Options, granted under this Plan.

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               (o) "Participating Director" shall mean any director of the
Company or any Subsidiary who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

               (p) "Performance-Based Compensation" means any grant of a stock option under the Plan that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

               (q) "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

               (r) "Qualified Incentive Stock Options" means those options granted by the Company pursuant to this Plan which are intended to satisfy the requirements of Section 422 of the Code and are designated Qualified Incentive Stock Options by the Committee.

               (s) "Retirement" shall mean retirement (i) on or after age 55 with 20 or more years of service, (ii) on or after age 60 or (iii) with the consent of the Committee.

               (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (u) "Subsidiary" shall mean a subsidiary corporation of the Company within the meaning Section 424(f) of the Code.

               (v) "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

               (w) "Ten-Percent Stockholder" means a Participant, who, at the time a Qualified Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          3.   Administration; Selection of Participants.

               (a) This Plan shall be administered by the Committee, which shall select the Participants and grant Options to the Participants. If the Committee is administering the Plan, it shall report all action taken by it to the Board which shall review and ratify or approve those actions which are required by law to be so reviewed and ratified or approved by the Board. To the extent the Committee administers this Plan, all references herein to the "Board" shall mean the "Committee." The stock options granted under this Plan may be either Qualified Incentive Stock Options or Non-Qualified Stock Options, within the

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discretion of the Board. Non-Qualified Stock Options may be granted to any
Participant, including Key Employees, Consultants and Participating Directors. Qualified Incentive Stock Options may be awarded only to Key Employees (including directors who are Key Employees).

               (b) Subject to the express provisions of this Plan, the Board shall have authority to (i) adopt regulations and procedures which are consistent with the terms of this Plan; (ii) adopt and amend stock option agreements between the Company and a Participant as they deem advisable and to determine the terms and provisions of such stock option agreements, including the number of shares with respect to which options are granted to a Participant, the exercise price for such shares, the date or dates when the option or parts of it may be exercised, the effect of a Change in Control and the restrictions applicable thereto, which need not be identical and which shall comply with any applicable requirements of Paragraph 5 below; and (iii) make all other determinations necessary or advisable for administering this Plan. All decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

          4.   Shares Subject to the Plan.

               (a) The shares to be issued and delivered by the Company upon exercise of Options granted under this Plan (whether Qualified Incentive Stock Options or Non-Qualified Stock Options) are the Common Shares, which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board.

               (b) The aggregate number of the Common Shares which may be issued under this Plan shall be 750,000; subject, however, to the adjustments provided in Paragraph 10.

               (c) Common Shares covered by an Option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other Options granted under this Plan.

               (d) During any calendar year, no Participant may be granted Options pursuant to this Plan on more than 350,000 Common Shares, subject to the adjustments provided in Paragraph 10.

          5. Terms of Options. Options granted under this Plan shall be evidenced by stock option agreements authorized by the Board and executed by a duly authorized officer of the Company. Such stock option agreements shall contain such terms as the Board shall determine, subject to the following limitations and requirements:

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               (a) Exercise Price: The exercise price per Common Share of the
Option shall not be less than 100% of the Fair Market Value of a Common Share on the date the Option is granted; provided, however, that the exercise price per Common Share of any Qualified Incentive Stock Option granted to a Ten-Percent Stockholder shall not be less than 110% of such Fair Market Value.

               (b) Period within which Option may be exercised: In general, Options granted under this Plan will become exercisable in four equal, annual installments commencing one year after the date the Option is granted, although the Board, in its discretion, may provide for different vesting schedules. Options granted under this Plan shall be for such term as the Committee shall determine; provided, that Options shall terminate (become non-exercisable) upon the expiration of ten years from the date of grant of the Options or earlier as set forth below; provided further, that Qualified Incentive Stock Options granted to a Ten-Percent Stockholder shall terminate no later than the expiration of five years from the date of grant of such Options.

          Whether time spent on leave of absence granted by the Company or any Subsidiary shall constitute continued employment for purposes of this Plan shall be determined by the Board in its sole discretion. Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an Option granted under this Plan, including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, resale restrictions, federal or state securities laws and providing for no exercise of any Option after termination of a Key Employee's employment. Any and all such conditions shall be specified in the stock option agreement entered into pursuant to the Plan limiting and defining such Option.

          The Board may, in its sole discretion, impose similar conditions upon the exercise of any Options granted to Consultants or to Participating Directors (who are not Key Employees). The Board may accelerate the vesting of any or all Options at any time.

               (c) Termination of Option by reason of termination of employment, consultancy or directorship: Upon termination of a Key Employee's employment with the Company or a Subsidiary, all Options granted under this Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable Options shall terminate if not exercised before the expiration of the applicable period specified below, or at such earlier time as may be applicable under subparagraph 5(b) above:

                   (i) No later than thirty (30) days following such termination of employment if such termination was not a result of death or Retirement of the Participant.



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                   (ii) No later than six (6) months following such termination of employment if such termination was because of death, because of Retirement, because of retirement under the provisions of any retirement plan of the Company or any Subsidiary, or with the consent of the Company.

               (d) Non-transferability: No Option under this Plan shall be assignable or transferable except, in the event of the death of a Participant, by his or her will or by the laws of descent and distribution. In the event of the death of a Participant, the representative or representatives of his or her estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his or her Options granted under this Plan, may exercise any of the unexercised Options or part thereof prior to the expiration of the applicable exercise period, as specified in sub-paragraphs 5(b) and 5(c) above, or in the stock option agreement relating to such Options. No transfer of an Option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option. The Option shall be exercisable only by the Participant or the Participant's guardian or legal representative during the lifetime of the Participant.

               (e) More than one Option granted to a Participant: More than one Option, and more than one form of Option, may be granted to a Participant under this Plan.

               (f) Partial exercise: Unless otherwise provided in the stock option agreement entered into pursuant to the Plan, any exercise of an Option granted under this Plan may be made in whole or in part.

               (g) Limitations on Qualified Incentive Stock Options: To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Common Shares with respect to which Qualified Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5(g)) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Qualified Incentive Stock Options shall be treated as Non-Qualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Qualified Incentive Stock Options shall be treated as Non-Qualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Non-Qualified Stock Options.

          6. Period of Granting Options. No Option shall be granted under this Plan subsequent to ten years after the Effective Date.

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          7.   No Effect Upon Employment Status. The fact that an employee, independent agent, consultant, attorney or director has been selected as a Participant shall not limit or otherwise qualify the right of his or her employer to terminate his or her employment, engagement or directorship at any time.

          8. Method of Exercise. Any Option granted under this Plan may be exercised by written notice to the Secretary of the Company, signed by the Participant, or by such other person as is entitled to exercise such Option. The notice of exercise shall state the number of shares in respect of which the Option is being exercised, and shall be accompanied by the payment, in cash, and/or, as provided below, in the Common Shares, of the full exercise price for such shares. At the written request of the Participant and upon approval by the Board, shares acquired pursuant to the exercise of any Option may be paid for at the time of exercise by the surrender of Common Shares held by or for the account of the Participant at the time of exercise for at least six months (for Qualified Incentive Stock Options only to the extent permitted by subsection (c)
(4) of Section 422 of the Code, without liability to the Company). In such case, the Fair Market Value of the surrendered shares shall be determined by the Board as of the date of exercise in the same manner as such value is determined upon the grant of an Option. A certificate or certificates for the Common Shares purchased through the exercise of an Option shall be issued in the regular course after the exercise of the Option and payment therefor. The Company shall be afforded reasonable opportunity after exercise of any Option to comply with any requirements for stock exchange listing, for registration under applicable securities or other laws and for compliance with other laws and regulations, if any, before issuance of the shares being purchased on such exercise. During the option period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered.

          9. Implied Consent of Participants. Every Participant, by his or her acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on his or her own behalf and on behalf of his or her heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

          10.  Adjustment Upon Changes in Capitalization


               (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Common Shares or other stock or securities with respect to which Options may be granted under the Plan in the aggregate and to any Participant during any calendar year and (ii) the number and class of Common Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor; it being understood that

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the Plan does not provide any Participant anti-dilution or similar protection and that the adjustments referred to above may be made in the sole and absolute discretion of the Committee.

               (b) Any such adjustment in the shares or other stock or securities subject to outstanding Qualified Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               (c) If, by reason of a Change in Capitalization, a Participant shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the Common Shares subject to the Option prior to such Change in Capitalization.

          11.  Effect of Certain Transactions.

               (a) In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, such Options shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to such Options prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or substitute an equivalent option therefor, the Participant shall have the right to exercise the Option as to all of the Common Shares subject to the Option as described below, including Common Shares as to which it would not otherwise be exercisable (a "Transaction Acceleration").

               (b) Notwithstanding anything to the contrary contained in Section 11(a), in the event of a Transaction Acceleration, or in the event that the Committee determines to accelerate the exercisability of any Options in connection with any transaction involving the Company or its capital stock pursuant to Section 5(b), the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per Common Share equal to the excess of (i) the consideration payable per Common Share in connection with such transaction, over (ii) the purchase price per Common Share subject to the Option.

               (c) If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Secretary of the Company shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days (or such other period as shall be determined by the Committee) from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive upon exercise, for each Common Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets for each Common Share held on the

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effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares).

          12. Pooling Transactions. Notwithstanding anything contained in the Plan or any stock option agreement to the contrary, in the event of a transaction involving the Company which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Common Shares (or any other securities into which such shares are changed or for which such shares are e xchanged) or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

          13. Conflicting Provisions. In case of any conflict between the provisions of this Plan and the provisions of a stock option agreement entered into pursuant to this Plan, the provisions of this Plan shall control.

          14. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company and members of the Board shall have no responsibility or liability for any act or thing done or left undone with respect to the price, time, quality, or other conditions and circumstances of the purchase of shares under the terms of this Plan, or otherwise in connection with administration of the Plan, so long as the Company acts in good faith.

          15. Use of Proceeds. The proceeds received by the Company from the sale of stock under this Plan shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board shall direct.

          16. Tax Treatment. With respect to Qualified Incentive Stock Options, this Plan is intended to comply with the provisions of Section 422 of the Code. Any provisions of this Plan which conflict with the provisions of Section 422 shall be deemed to be hereby amended so as to comply therewith.

          17.  Interpretation.

               (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any stock option agreement entered into pursuant to the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

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               (b) Unless otherwise expressly stated in a stock option agreement entered into pursuant to the Plan, each Option granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as Performance-Based Compensation.

          18.  Regulations and Other Approvals; Governing Law.

               (a) Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

               (b) The obligation of the Company to sell or deliver Common Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

               (c) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Participants granted Qualified Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

               (d) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Common Shares, no Options shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

               (e) Notwithstanding anything contained in the Plan or any stock option agreement entered into the pursuant to the Plan to the contrary, in the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Common Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Common Shares, to represent and warrant to the Company in writing that the Common Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations

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promulgated thereunder. The certificates evidencing any of such Common Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

          19.  Withholding of Taxes

               (a) At such times as a Participant recognizes taxable income in connection with the receipt of Common Shares hereunder (a "Taxable Event"), the Participant shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Common Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Common Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

               (b) If a Participant makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Common Share or Common Shares issued to such Participant pursuant to the exercise of a Qualified Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Common Share or Common Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          20. Performance-Based Compensation. Any Option granted under the Plan which is intended to be Performance-Based Compensation, shall be subject to the approval of the material terms of the Plan by a majority of the shareholders of the Company in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

          21. Amendment and Termination. The Board may alter, amend or terminate this Plan at any time, or from time to time, without obtaining any approval of the Company's shareholders; except that this Plan may not be amended without shareholder approval to (a) change the exercise price of Options (excepting proportionate adjustments made under Paragraph 10); (b) change the requirement that the exercise price per Common Share not be less than 100% of the Fair Market Value of the Common Shares on the date the Option is granted (or less than 110% in the case of Ten-Percent Stockholders being issued Qualified Incentive Stock Options); or (c) increase the number of Common Shares available for grant under the Plan. No alteration, amendment or termination of the Plan or any Option can, without the Optionee's consent adversely affect the terms of any outstading Option. If this Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 11 above.

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          22.  Variations in Pronouns. Whenever used in this Plan, unless the context otherwise requires, words used in the singular shall also include the plural, and words used in the masculine gender shall also include the feminine or neuter gender.

          23. Captions and Headings. The Paragraph and subparagraph headings and captions are for reference purposes only and shall not in any way affect the meaning or interpretation of any such Paragraph or subparagraph of this Plan.